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                                                                   Exhibit 10.31


                               ADDENDUM TO LEASE

BETWEEN:    Lessor - Mehland Developers
            Lessee - Geerlings & Wade

LEASE DATED:  October 31, 1994

SECTION:      5. OPTION TO RENEW.

The Lease shall be extended for one (1) additional term of three (3) years beginning March 1, 1998 through February 28, 2001.

All other conditions of the Lease shall remain in effect.

LESSEE:                               LESSOR:

GEERLINGS & WADE, INC.                MEHLAND DEVELOPERS
960 Turnpike Street                   521 Byers Road Suite 201
Canton, MA 02021                      Miamisburg, OH 45342

By:  /s/ David R. Pearce              BY: /s/ Metzger
Vice President

DATE:  2/23/98                        DATE: 1/13/98